SEE REVERSE FOR CERTAIN DEFINITIONS
FULLY-PAID AND NON-ASSESSABLE SHARES OF ORDINARY SHARES OF
is the owner of
THIS CERTIFIES THAT
NOMINAL VALUE £0.10
Company Secretary
Director
DD-MMM-YYYY
DATED
ORDINARY SHARES
ORDINARY SHARES
Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#
THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA, JERSEY CITY, NJ AND
COLLEGE STATION, TX
CertificateNumber
STERIS PLC
INCORPORATED UNDER THE LAWS OF ENGLAND AND WALES WITH COMPANY NUMBER 9257343
* * 000000* * * * * * * * * * * * * * * * * ** * * 000000* * * * * * * * * * * * * * * * ** * * * 000000* * * * * * * * * * * * * * * ** * * * * 000000* * * * * * * * * * * * * * ** * * * * * 000000* * * * * * * * * * * * * *
Shares
MR. SAMPLE & MRS. SAMPLE &
CUSIP
G84720 10 4
MR. SAMPLE & MRS. SAMPLE
***ZERO HUNDRED THOUSAND
ZERO HUNDRED AND ZERO***
STERIS plc (hereinafter called the “Company”) transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby, are issued and shall be held subject to the articles of association of the Company, to which each holder, by acceptance hereof, assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile signatures of its duly authorized officers.
COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR,
By
AUTHORIZED SIGNATURE

STERIS PLC
A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OF THE COMPANY OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE COMPANY WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS UPON APPLICATION TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF OR TO THE OFFICE OF THE SECRETARY OF THE COMPANY. THE TRANSFER OF THESE SHARES REPRESENTED BY THIS CERTIFICATE REQUIRES THE COMPLETION OF A SPECIALIZED STOCK TRANSFER FORM AND MAY BE SUBJECT TO THE UNITED KINGDOM’S HM REVENUE AND CUSTOMS STAMP DUTY. PLEASE CONTACT THE TRANSFER AGENT FOR ADDITIONAL INFORMATION.

For US purposes the following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common    UNIF GIFT MIN ACT -    Custodian
(Cust)    (Minor)
TEN ENT - as tenants by the entireties    under Uniform Gifts to Minors Act
(State)
JT TEN     - as joint tenants with right of survivorship    UNIF TRF MIN ACT -    Custodian (until age    )
and not as tenants in common    (Cust)
    under Uniform Transfers to Minors Act
(Minor)    (State)
Additional abbreviations may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received,    hereby sell, assign and transfer unto

_________________________________________________________________________________________________________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
_________________________________________________________________________________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________________________________________________________________________________ Shares
in the capital of the within-named Company represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________________________________________________________Attorney
to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
Dated:                         20

Signature:

Signature:
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.